UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21034

SANFORD C. BERNSTEIN FUND II, INC.

(Exact name of registrant as specified in charter)

66 Hudson Boulevard East, New York, New York 10005

(Address of principal executive offices) (Zip code)

Stephen M. Woetzel

AllianceBernstein L.P.

66 Hudson Boulevard East

New York, New York 10005

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2024

Date of reporting period: September 30, 2024

ITEM 1. REPORTS TO STOCKHOLDERS.

Intermediate Duration Institutional Class: SIIDX

September 30, 2024

Intermediate Duration Institutional Portfolio

SCAN ME

Please scan QR code for

Fund Information

Annual Shareholder Report

This annual shareholder report contains important information about the Intermediate Duration Institutional Portfolio (the “Portfolio”) for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at https://www.abfunds.com/link/BWM/SIIDX-A. You can also request this information by contacting us at (800) 227 4618.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Intermediate Duration Institutional Class	$48	0.45%

How did the Fund perform last year? What affected the Fund’s performance?

During the 12-month period ended September 30, 2024, the Portfolio outperformed the Bloomberg US Aggregate Bond Index (net) ("the benchmark"). Security selection contributed the most to performance, relative to the benchmark, particularly selections in investment-grade corporates, US agency mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. Additionally, sector allocation was additive, mainly from off-benchmark exposure to agency risk-sharing securities and an underweight to US Treasuries, that were partially offset by losses from off-benchmark exposure to US Treasury futures and inflation-linked bonds, along with an underweight to investment-grade bonds. Yield-curve positioning from an overweight on the six-month part of the curve also contributed to performance. Country allocation was a minor detractor.

During the 12-month period, derivatives were used in the form of futures and interest rate swaps were used to manage and hedge duration risk and/or to take active yield-curve positioning. Currency forwards were used to hedge foreign currency exposure, and credit default swaps were used to hedge credit risk and as a tool to effectively gain exposure to specific sectors.

Performance Highlights

Top contributors to performance:

  During the 12-month period, security selection, sector allocation and yield-curve decisions contributed to outperformance.

Top detractors from performance:

  During the 12-month period, some sector and country allocations detracted.

Intermediate Duration Institutional Class: SIIDX

1

Fund Performance

The following graph shows the performance of hypothetical $10,000 investments in the Fund and a broad-based securities market index over the most recently completed 10 fiscal years of the Fund, or since inception, if shorter.  The Fund's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	Intermediate Duration Institutional Class	Bloomberg U.S. Aggregate Bond Index
09/14	$10,000	$10,000
09/15	$10,252	$10,294
09/16	$10,910	$10,829
09/17	$10,997	$10,836
09/18	$10,887	$10,705
09/19	$11,944	$11,807
09/20	$12,775	$12,632
09/21	$12,781	$12,518
09/22	$10,847	$10,691
09/23	$10,891	$10,760
09/24	$12,319	$12,004

Average Annual Total Returns

	1 Year	5 Years	10 Years
Intermediate Duration Institutional Class	13.01%	0.61%	2.11%
Bloomberg U.S. Aggregate Bond Index	11.57%	0.33%	1.84%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

Visit https://www.abfunds.com/link/BWM/SIIDX-A for the most recent performance information.

Key Fund Statistics

Net Assets	$770,782,114
# of Portfolio Holdings	551
Portfolio Turnover Rate	206%
Total Advisory Fees Paid	$2,725,881

Intermediate Duration Institutional Class: SIIDX

2

Graphical Representation of Holdings

Portfolio Breakdown

Value	Value
Governments - Treasuries	32.2%
Corporates - Investment Grade	23.6%
Mortgage Pass-Throughs	22.1%
Collateralized Mortgage Obligations	6.1%
Asset-Backed Securities	6.1%
Commercial Mortgage-Backed Securities	2.4%
Agencies	1.7%
Inflation-Linked Securities	1.2%
Other	4.0%
Short-Term Investments	11.8%
Other assets less liabilities	-11.2%

Availability of Additional Information

You can find additional information on the Fund’s website at https://www.abfunds.com/link/BWM/SIIDX-A, including the Fund's:

•   Prospectus

•   Financial information

•   Fund holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

Intermediate Duration Institutional Class: SIIDX

3

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

Information regarding the Fund’s Board of Directors’/Trustees’ review of the advisory agreement is available on the Fund’s website https://www.abfunds.com/link/BWM/SIIDX-A. You can request this information, free of charge, by contacting us at (800) 227 4618 or by scanning the QR code below.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

SCAN ME

Please scan QR code for

Fund Information

SCBII-2038-IDI-0153-0924

Intermediate Duration Institutional Class: SIIDX

4

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 19(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, Marshall C. Turner, Jr., Jorge A. Bermudez and Carol C. McMullen qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed* by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
Bernstein Intermediate Duration Institutional Portfolio	2023	$97,136	$—	$18,923
	2024	$70,000	$—	$8,240

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) No percentage of services addressed by (b) and (c) of this Item 4 were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. No amounts are reported for Item 4 (d).

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund: (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
Bernstein Intermediate Duration Institutional Portfolio	2023	$1,699,953	$18,923
			$—
			$(18,923)
	2024	$2,062,144	$8,240
			$—
			$(8,240)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

SANFORD C. BERNSTEIN FUND II, INC.

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

ANNUAL FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION

SEPTEMBER 30, 2024

Before investing in the Sanford C. Bernstein Fund II, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolio’s prospectus, an additional copy of which may be obtained by visiting our website at www.Bernstein.com and clicking on “Investments”, found in the footer, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please visit our website at www.Bernstein.com and click on “Investments”, found in the footer, then “Mutual Fund Information—Mutual Fund Performance at a Glance”.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund II, Inc. prospectus for individuals who are not shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.AllianceBernstein.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov.

Investment Products Offered: • Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Intermediate Duration Institutional Portfolio

September 30, 2024

	Principal Amount (000)		U.S. $ Value

GOVERNMENTS—TREASURIES–32.2%
United States–32.2%
U.S. Treasury Bonds
1.25%, 05/15/2050	U.S.$	2,361	$1,261,130
1.875%, 02/15/2051		876	548,161
2.00%, 08/15/2051		9,349	6,011,372
2.25%, 08/15/2046		681	486,845
2.25%, 08/15/2049		15,570	10,770,061
2.25%, 02/15/2052		1,672	1,138,062
2.375%, 11/15/2049		4,905	3,481,784
2.50%, 02/15/2046		932	703,369
2.50%, 05/15/2046		5,327	4,007,810
2.875%, 08/15/2045		51	41,714
2.875%, 11/15/2046		387	310,567
2.875%, 05/15/2052		2,950	2,306,453
3.00%, 05/15/2045		129	106,695
3.00%, 11/15/2045		363	300,858
3.00%, 05/15/2047(a)		1,447	1,182,018
3.00%, 02/15/2048		5,490	4,458,052
3.25%, 05/15/2042		1,539	1,366,521
3.375%, 08/15/2042		6,591	5,940,499
3.50%, 02/15/2039		8,105	7,720,012
3.625%, 08/15/2043		1,943	1,796,127
3.625%, 02/15/2053		2,798	2,539,969
3.625%, 05/15/2053		4,008	3,641,816
3.75%, 11/15/2043		295	277,162
3.875%, 02/15/2043		3,999	3,853,747
3.875%, 05/15/2043		999	960,409
4.00%, 11/15/2042		5,931	5,828,668
4.125%, 08/15/2053		3,432	3,412,297
4.25%, 02/15/2054		5,131	5,222,701
4.375%, 02/15/2038		899	945,039
4.375%, 11/15/2039		10,740	11,219,944
4.375%, 08/15/2043		7,123	7,314,328
4.50%, 02/15/2036		1,074	1,148,295
4.50%, 02/15/2044		5,053	5,265,757
4.625%, 05/15/2044		2,775	2,937,502
4.625%, 05/15/2054		1,354	1,466,546
4.75%, 02/15/2037		1,525	1,662,727
4.75%, 11/15/2043		7,167	7,722,766
4.75%, 11/15/2053		4,499	4,962,628
U.S. Treasury Notes 2.625%, 02/15/2029		3,914	3,761,398
3.50%, 04/30/2028		8,269	8,245,245
3.75%, 12/31/2028		18,838	18,955,536
3.875%, 11/30/2027		10,635	10,724,229
3.875%, 12/31/2027		7,359	7,425,590
4.00%, 02/29/2028		3,062	3,103,044
4.125%, 03/31/2029		6,400	6,541,795
4.25%, 02/28/2029		16,977	17,441,420
4.25%, 06/30/2029		1,720	1,768,975

	Principal Amount (000)		U.S. $ Value
4.375%, 11/30/2028	U.S.$	6,169	$6,353,864
4.375%, 05/15/2034		956	1,000,574
4.50%, 11/15/2033		13,172	13,896,249
4.625%, 09/30/2028		8,685	9,018,310
4.875%, 10/31/2028		15,016	15,743,652

Total Governments—Treasuries (cost $264,084,566)			248,300,292

CORPORATES—INVESTMENT GRADE–23.6%

Industrial–12.0%
Basic–0.6%
Freeport Indonesia PT 4.763%, 04/14/2027(b)		324	325,620
Glencore Funding LLC
5.338%, 04/04/2027(b)		1,418	1,453,195
6.50%, 10/06/2033(b)		390	430,353
Nexa Resources SA 6.75%, 04/09/2034(b)		441	466,909
WRKCo, Inc. 4.00%, 03/15/2028		1,732	1,711,147

			4,387,224

Capital Goods–0.8%
Boeing Co. (The) 3.25%, 02/01/2028		232	219,876
3.625%, 02/01/2031		280	256,457
5.15%, 05/01/2030		248	248,553
6.298%, 05/01/2029(b)		392	412,341
6.528%, 05/01/2034(b)		563	604,020
Caterpillar Financial Services Corp. 4.45%, 10/16/2026		1,888	1,910,354
CNH Industrial Capital LLC 3.95%, 05/23/2025		1,191	1,183,104
Regal Rexnord Corp. 6.05%, 02/15/2026		1,381	1,404,394
Westinghouse Air Brake Technologies Corp. 3.20%, 06/15/2025		270	266,563

			6,505,662

Communications—Media–1.0%
Charter Communications Operating LLC/Charter Communications Operating Capital 2.25%, 01/15/2029		537	477,844
5.125%, 07/01/2049		467	374,693
6.10%, 06/01/2029		999	1,034,175
Discovery Communications LLC 5.20%, 09/20/2047		509	413,776
Prosus NV 3.061%, 07/13/2031(b)		1,862	1,641,469
3.257%, 01/19/2027(b)		489	471,885
3.68%, 01/21/2030(b)		220	207,075
Tencent Holdings Ltd. 3.24%, 06/03/2050(b)		1,022	746,377

2024 Annual Report	1

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Time Warner Cable LLC 4.50%, 09/15/2042	U.S.$	505	$387,077
Warnermedia Holdings, Inc. 4.279%, 03/15/2032		1,826	1,621,744

			7,376,115

Communications—Telecommunications–0.1%
AT&T, Inc. 4.50%, 05/15/2035		408	397,372
T-Mobile USA, Inc. 3.875%, 04/15/2030		352	342,313

			739,685

Consumer Cyclical—Automotive–1.2%
BMW US Capital LLC 4.60%, 08/13/2027(b)		1,889	1,909,798
Ford Motor Co. 3.25%, 02/12/2032		1,299	1,106,670
Ford Motor Credit Co., LLC 2.70%, 08/10/2026		215	206,637
6.125%, 03/08/2034		526	532,449
General Motors Co. 6.125%, 10/01/2025		278	280,672
General Motors Financial Co., Inc. 5.75%, 02/08/2031		1,837	1,899,366
Harley-Davidson Financial Services, Inc. 3.05%, 02/14/2027(b)		1,664	1,597,573
5.95%, 06/11/2029(b)		131	134,240
Hyundai Capital America 4.30%, 09/24/2027(b)		35	34,907
5.25%, 01/08/2027(b)		443	450,916
5.30%, 03/19/2027(b)		513	523,670
6.10%, 09/21/2028(b)		871	917,790

			9,594,688

Consumer Cyclical—Entertainment–0.1%
Hasbro, Inc. 6.05%, 05/14/2034		450	473,508

Consumer Cyclical—Other–0.5%
DR Horton, Inc. 5.00%, 10/15/2034		1,134	1,148,300
Marriott International, Inc./MD 4.90%, 04/15/2029		1,017	1,038,001
5.30%, 05/15/2034		335	345,224
5.35%, 03/15/2035		508	520,400
MDC Holdings, Inc. 6.00%, 01/15/2043		968	1,029,526

			4,081,451

Consumer Cyclical—Restaurants–0.2%
Starbucks Corp. 4.85%, 02/08/2027		1,837	1,866,410

Consumer Cyclical—Retailers–0.3%
Ross Stores, Inc. 4.70%, 04/15/2027		1,925	1,945,405

	Principal Amount (000)		U.S. $ Value
Consumer Non-Cyclical–2.4%
Altria Group, Inc. 3.40%, 05/06/2030	U.S.$	1,745	$1,647,751
BAT Capital Corp. 2.259%, 03/25/2028		2,084	1,937,974
Cargill, Inc. 5.125%, 10/11/2032(b)		835	867,757
Cencosud SA 5.95%, 05/28/2031(b)		363	378,337
CVS Health Corp. 5.70%, 06/01/2034		1,305	1,361,037
General Mills, Inc. 4.70%, 01/30/2027		496	501,749
Imperial Brands Finance PLC 5.875%, 07/01/2034(b)		1,460	1,517,276
JBS USA Holding Lux SARL/JBS USA Food Co./JBS Lux Co. SARL 6.75%, 03/15/2034(b)		784	868,429
Kroger Co. (The) 4.70%, 08/15/2026		880	886,310
Ochsner LSU Health System of North Louisiana Series 2021 2.51%, 05/15/2031		1,480	1,149,397
Philip Morris International, Inc. 4.875%, 02/13/2026		1,753	1,770,635
5.375%, 02/15/2033		1,688	1,764,871
Pilgrim’s Pride Corp. 6.875%, 05/15/2034		1,317	1,463,029
Roche Holdings, Inc. 4.203%, 09/09/2029(b)		1,902	1,912,499
Tyson Foods, Inc. 5.70%, 03/15/2034		600	631,884

			18,658,935

Energy–2.3%
Columbia Pipelines Holding Co., LLC 5.097%, 10/01/2031(b)		599	604,271
Continental Resources, Inc./OK
2.875%, 04/01/2032(b)		1,630	1,378,638
5.75%, 01/15/2031(b)		718	734,535
Devon Energy Corp. 5.20%, 09/15/2034		1,900	1,892,039
Diamondback Energy, Inc. 3.50%, 12/01/2029		280	266,560
Energy Transfer LP 5.60%, 09/01/2034		1,831	1,902,445
Marathon Oil Corp. 6.80%, 03/15/2032		1,800	2,034,738
Occidental Petroleum Corp. 5.20%, 08/01/2029		578	587,485
5.375%, 01/01/2032		604	613,223
6.625%, 09/01/2030		676	729,032
ONEOK, Inc. 6.05%, 09/01/2033		707	755,755
Ovintiv, Inc. 6.50%, 02/01/2038		148	158,341

2	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value
Plains All American Pipeline LP/PAA Finance Corp. 5.70%, 09/15/2034	U.S.$	1,842	$1,914,133
Saudi Arabian Oil Co. 5.75%, 07/17/2054(b)		772	781,264
Var Energi ASA 7.50%, 01/15/2028(b)		1,132	1,210,787
8.00%, 11/15/2032(b)		1,108	1,282,920
Williams Cos., Inc. (The) 4.80%, 11/15/2029		855	867,851

			17,714,017

Other Industrial–0.1%
LKQ Corp. 6.25%, 06/15/2033		443	469,917

Services–0.6%
Alibaba Group Holding Ltd. 2.125%, 02/09/2031		1,255	1,094,511
Booking Holdings, Inc. 4.50%, 11/15/2031	EUR	789	953,596
Expedia Group, Inc. 6.25%, 05/01/2025(b)	U.S.$	49	49,127
Mastercard, Inc. 4.55%, 01/15/2035		1,365	1,371,429
Moody’s Corp. 5.00%, 08/05/2034		960	982,598

			4,451,261

Technology–1.2%
Apple, Inc. 4.10%, 08/08/2062		1,148	1,016,956
Broadcom, Inc. 4.15%, 02/15/2028		309	308,685
5.05%, 07/12/2027		707	722,370
Entegris, Inc. 4.75%, 04/15/2029(b)		1,270	1,251,534
Fiserv, Inc. 3.50%, 07/01/2029		2,539	2,452,623
Hewlett Packard Enterprise Co. 4.40%, 09/25/2027		791	791,680
Honeywell International, Inc. 4.125%, 11/02/2034	EUR	1,241	1,459,538
Infor, Inc. 1.75%, 07/15/2025(b)	U.S.$	649	631,432
Western Digital Corp. 2.85%, 02/01/2029		369	336,030

			8,970,848

Transportation—Airlines–0.0%
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.50%, 10/20/2025(b)		341	339,961

Transportation—Railroads–0.1%
Lima Metro Line 2 Finance Ltd. 4.35%, 04/05/2036(b)		218	203,434
5.875%, 07/05/2034(b)		350	354,183

			557,617

	Principal Amount (000)		U.S. $ Value
Transportation—Services–0.5%
ENA Master Trust 4.00%, 05/19/2048(b)	U.S.$	380	$288,701
ERAC USA Finance LLC 4.60%, 05/01/2028(b)		517	523,121
Ryder System, Inc. 5.375%, 03/15/2029		1,458	1,512,981
TTX Co. 5.50%, 09/25/2026(b)		1,677	1,711,949

			4,036,752

			92,169,456

Financial Institutions–10.3%
Banking–8.1%
AIB Group PLC 7.583%, 10/14/2026(b)		1,682	1,730,273
Ally Financial, Inc. 6.992%, 06/13/2029		976	1,031,739
American Express Co. 5.098%, 02/16/2028		1,827	1,862,024
Banco Bilbao Vizcaya Argentaria SA
5.381%, 03/13/2029		400	415,440
7.883%, 11/15/2034		200	229,478
Banco de Credito del Peru SA 3.125%, 07/01/2030(b)		1,447	1,414,891
Banco Santander SA 3.80%, 02/23/2028		200	195,532
4.175%, 03/24/2028		800	792,704
6.921%, 08/08/2033		800	884,248
9.625%, 05/21/2033(c)		800	942,112
Bank of America Corp. 2.687%, 04/22/2032		423	377,147
2.972%, 02/04/2033		2,171	1,944,955
Bank of Ireland Group PLC 5.601%, 03/20/2030(b)		365	378,249
6.253%, 09/16/2026(b)		571	578,526
Bank of New York Mellon Corp. (The) 5.606%, 07/21/2039		600	630,306
Barclays PLC 5.335%, 09/10/2035		734	742,375
5.674%, 03/12/2028		351	360,565
6.224%, 05/09/2034		740	796,706
BNP Paribas SA 2.591%, 01/20/2028(b)		751	720,547
4.625%, 02/25/2031(b)(c)		388	339,349
5.497%, 05/20/2030(b)		1,133	1,174,456
BPCE SA 6.508%, 01/18/2035(b)		1,793	1,884,066
CaixaBank SA 6.037%, 06/15/2035(b)		843	896,016
6.684%, 09/13/2027(b)		994	1,033,561
Capital One Financial Corp. 5.468%, 02/01/2029		416	426,558
6.377%, 06/08/2034		1,163	1,256,645
Citigroup, Inc. 4.542%, 09/19/2030		1,947	1,949,531

2024 Annual Report	3

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Series W 4.00%, 12/10/2025(c)	U.S.$	788	$772,405
Series Y 4.15%, 11/15/2026(c)		139	133,226
Credit Agricole SA 6.251%, 01/10/2035(b)		1,441	1,540,069
Danske Bank A/S 4.613%, 10/02/2030(b)		846	845,535
Deutsche Bank AG/New York NY 2.129%, 11/24/2026		958	927,928
3.961%, 11/26/2025		385	384,030
6.119%, 07/14/2026		764	769,906
7.146%, 07/13/2027		323	336,314
Discover Bank Series B 5.974%, 08/09/2028		386	398,136
Goldman Sachs Group, Inc. (The)
2.615%, 04/22/2032		2,019	1,783,100
2.65%, 10/21/2032		142	124,709
Series P 8.238% (CME Term SOFR 3 Month + 3.14%), 10/21/2024(c)(d)		193	193,156
Series V 4.125%, 11/10/2026(c)		764	731,301
HSBC Holdings PLC 2.804%, 05/24/2032		581	513,912
2.848%, 06/04/2031		1,675	1,524,886
7.399%, 11/13/2034		1,536	1,764,096
8.113%, 11/03/2033		767	913,152
Intesa Sanpaolo SpA 7.20%, 11/28/2033(b)		919	1,046,962
JPMorgan Chase & Co. 2.963%, 01/25/2033		2,609	2,345,987
Lloyds Banking Group PLC 4.976%, 08/11/2033		420	423,616
5.462%, 01/05/2028		216	220,812
7.953%, 11/15/2033		461	539,089
Mizuho Financial Group, Inc. 5.376%, 05/26/2030		550	570,383
Morgan Stanley 0.406%, 10/29/2027	EUR	796	841,285
Morgan Stanley Bank NA Series B 5.504%, 05/26/2028	U.S.$	1,013	1,044,828
Nationwide Building Society 2.972%, 02/16/2028(b)		1,238	1,193,395
NatWest Group PLC 3.032%, 11/28/2035		378	336,507
8.125%, 11/10/2033(c)		352	384,254
PNC Financial Services Group, Inc. (The) Series R 8.317% (CME Term SOFR 3 Month + 3.30%), 12/01/2024(c)(d)		280	282,747
Santander Holdings USA, Inc. 6.174%, 01/09/2030		184	191,980
6.499%, 03/09/2029		107	111,997

	Principal Amount (000)		U.S. $ Value
Santander UK Group Holdings PLC 4.858%, 09/11/2030	U.S.$	1,139	$1,148,271
Societe Generale SA 2.797%, 01/19/2028(b)		1,389	1,326,551
5.519%, 01/19/2028(b)		502	508,737
Standard Chartered PLC 3.971%, 03/30/2026(b)		885	879,416
6.187%, 07/06/2027(b)		407	417,965
7.027% (CME Term SOFR 3 Month + 1.51%), 01/30/2027(b)(c)(d)		400	383,664
Sumitomo Mitsui Financial Group, Inc. 5.316%, 07/09/2029		1,485	1,545,024
Sumitomo Mitsui Trust Bank Ltd. 4.45%, 09/10/2027(b)		306	307,775
Toronto-Dominion Bank (The) 5.146%, 09/10/2034		661	668,780
UBS Group AG 3.091%, 05/14/2032(b)		1,265	1,139,120
3.875%, 06/02/2026(b)(c)		200	189,970
4.194%, 04/01/2031(b)		549	536,422
6.373%, 07/15/2026(b)		1,346	1,360,779
9.25%, 11/13/2028(b)(c)		316	349,379
9.25%, 11/13/2033(b)(c)		253	298,290
UniCredit SpA 2.569%, 09/22/2026(b)		459	448,714
Wells Fargo & Co. 3.35%, 03/02/2033		2,456	2,245,791
5.499%, 01/23/2035		192	201,308
Series BB 3.90%, 03/15/2026(c)		635	618,001

			62,751,659

Brokerage–0.2%
Charles Schwab Corp. (The) Series I 4.00%, 06/01/2026(c)		1,949	1,870,826

Finance–0.4%
Aircastle Ltd. 5.95%, 02/15/2029(b)		310	320,999
Aviation Capital Group LLC 1.95%, 01/30/2026(b)		1,131	1,089,492
1.95%, 09/20/2026(b)		390	369,400
3.50%, 11/01/2027(b)		212	204,544
4.125%, 08/01/2025(b)		10	9,934
4.875%, 10/01/2025(b)		350	349,545
5.50%, 12/15/2024(b)		680	679,266

			3,023,180

Insurance–0.9%
Athene Global Funding 5.62%, 05/08/2026(b)		2,182	2,216,170
Massachusetts Mutual Life Insurance Co. 3.729%, 10/15/2070(b)		11	7,946
MetLife Capital Trust IV 7.875%, 12/15/2037(b)		970	1,083,703

4	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value
MetLife, Inc. 10.75%, 08/01/2039	U.S.$	25	$35,769
Principal Life Global Funding II 5.10%, 01/25/2029(b)		1,265	1,303,367
Prudential Financial, Inc. 5.375%, 05/15/2045		139	138,387
Swiss Re Finance Luxembourg SA 5.00%, 04/02/2049(b)		600	607,764
Swiss Re Subordinated Finance PLC 5.698%, 04/05/2035(b)		1,200	1,241,208

			6,634,314

REITs–0.7%
American Tower Corp. 3.65%, 03/15/2027		466	458,917
5.20%, 02/15/2029		626	645,162
5.25%, 07/15/2028		462	475,754
Crown Castle, Inc. 5.60%, 06/01/2029		380	397,130
GLP Capital LP/GLP Financing II, Inc. 3.25%, 01/15/2032		1,036	916,445
4.00%, 01/15/2031		364	341,072
Simon Property Group LP 4.75%, 09/26/2034		1,112	1,102,626
Trust Fibra Uno 4.869%, 01/15/2030(b)		258	239,295
5.25%, 01/30/2026(b)		884	880,057

			5,456,458

			79,736,437

Utility–1.3%
Electric–1.3%
AES Panama Generation Holdings SRL 4.375%, 05/31/2030(b)		470	423,590
Alexander Funding Trust II 7.467%, 07/31/2028(b)		406	437,887
American Electric Power Co., Inc. 6.95%, 12/15/2054		681	725,101
Duke Energy Carolinas NC Storm Funding LLC Series A-2 2.617%, 07/01/2041		920	720,774
Electricite de France SA 9.125%, 03/15/2033(b)(c)		366	417,229
Enel Finance International NV 5.50%, 06/26/2034(b)		1,836	1,905,529
Engie Energia Chile SA 3.40%, 01/28/2030(b)		981	899,761
6.375%, 04/17/2034(b)		200	212,370
FIEMEX Energia—Banco Actinver SA Institucion de Banca Multiple 7.25%, 01/31/2041(b)		479	497,561
NextEra Energy Capital Holdings, Inc. 6.70%, 09/01/2054		234	245,244

	Principal Amount (000)		U.S. $ Value
Niagara Mohawk Power Corp. 5.29%, 01/17/2034(b)	U.S.$	652	$665,249
NRG Energy, Inc. 7.00%, 03/15/2033(b)		1,304	1,446,123
Pacific Gas and Electric Co. 5.55%, 05/15/2029		340	353,131
Vistra Operations Co., LLC 6.95%, 10/15/2033(b)		726	819,255

			9,768,804

Total Corporates—Investment Grade (cost $179,818,329)			181,674,697

MORTGAGE PASS-THROUGHS–22.1%
Agency Fixed Rate 30-Year–21.7%
Federal Home Loan Mortgage Corp. Series 2019 3.50%, 10/01/2049		383	361,596
3.50%, 11/01/2049		505	476,774
Series 2020 3.50%, 01/01/2050		1,162	1,098,657
Series 2022 2.00%, 03/01/2052		5,643	4,708,728
2.50%, 04/01/2052		6,710	5,853,047
3.00%, 03/01/2052		3,662	3,322,868
3.00%, 05/01/2052		4,169	3,742,997
Federal Home Loan Mortgage Corp. Gold Series 2005 5.50%, 01/01/2035		14	14,691
Series 2007 5.50%, 07/01/2035		97	100,516
Series 2016 4.00%, 02/01/2046		860	847,103
Series 2017 4.00%, 07/01/2044		562	552,763
Series 2018 4.50%, 03/01/2048		268	268,270
4.50%, 10/01/2048		532	532,679
4.50%, 11/01/2048		765	765,634
5.00%, 11/01/2048		327	333,217
Federal National Mortgage Association Series 2003 5.50%, 04/01/2033		80	82,477
5.50%, 07/01/2033		153	157,905
Series 2004 5.50%, 02/01/2034		2	1,725
5.50%, 04/01/2034		38	39,678
5.50%, 05/01/2034		32	32,715
5.50%, 11/01/2034		149	154,515
Series 2005 5.50%, 02/01/2035		231	239,839
Series 2006 5.50%, 04/01/2036		46	47,926
Series 2007 5.50%, 05/01/2036		2	2,338

2024 Annual Report	5

Schedule of Investments (continued)

	Principal Amount (000)			U.S. $ Value
5.50%, 09/01/2036	U.S.$	1		$1,362
5.50%, 08/01/2037		57		58,830
Series 2008 5.50%, 08/01/2037		0	**	321
Series 2009 5.00%, 12/01/2039		9		9,353
Series 2010 4.00%, 12/01/2040		343		337,278
5.00%, 06/01/2040		8		8,036
Series 2012 3.50%, 02/01/2042		298		286,648
3.50%, 11/01/2042		3,156		3,032,956
3.50%, 01/01/2043		535		513,498
Series 2013 3.50%, 04/01/2043		1,851		1,776,181
4.00%, 10/01/2043		1,186		1,163,944
Series 2015 3.00%, 05/01/2045		447		410,654
3.00%, 08/01/2045		662		607,777
Series 2018 4.50%, 09/01/2048		1,086		1,085,689
Series 2019 3.50%, 08/01/2049		1,555		1,467,268
3.50%, 09/01/2049		552		521,351
3.50%, 11/01/2049		1,114		1,050,863
Series 2020 3.50%, 01/01/2050		1,096		1,034,482
Series 2021 2.00%, 07/01/2051		6,099		5,064,163
2.00%, 12/01/2051		8,849		7,328,480
2.50%, 01/01/2052		1,846		1,610,634
Series 2022 2.50%, 03/01/2052		4,063		3,542,867
2.50%, 04/01/2052		4,204		3,665,353
2.50%, 05/01/2052		5,656		4,930,683
3.00%, 02/01/2052		4,525		4,106,092
3.00%, 03/01/2052		5,729		5,198,604
Government National Mortgage Association Series 2016 3.00%, 04/20/2046		145		133,452
3.00%, 05/20/2046		416		384,180
Series 2023 5.50%, 04/20/2053		3,662		3,701,751
Series 2024 4.00%, 10/21/2054, TBA		3,275		3,166,453
4.50%, 10/21/2054, TBA		9,719		9,595,221
5.00%, 10/15/2054, TBA		12,561		12,583,882
5.50%, 10/15/2054, TBA		5,036		5,084,326
6.00%, 10/15/2054, TBA		7,343		7,466,393
Uniform Mortgage-Backed Security Series 2024 2.00%, 10/15/2054, TBA		9,870		8,161,358
2.50%, 10/15/2054, TBA		5,975		5,156,335
5.00%, 10/15/2054, TBA		6,767		6,761,714
5.50%, 10/15/2054, TBA		16,035		16,222,468
6.00%, 10/15/2054, TBA		10,459		10,688,692

	Principal Amount (000)			U.S. $ Value
6.50%, 10/15/2054, TBA	U.S.$	5,583		$5,755,928

				167,414,178

Agency Fixed Rate 15-Year–0.4%
Federal National Mortgage Association Series 2016 2.50%, 10/01/2031		33		31,596
2.50%, 11/01/2031		1,751		1,682,628
2.50%, 12/01/2031		9		8,905
Series 2017 2.50%, 01/01/2032		543		521,684
2.50%, 02/01/2032		504		482,930

				2,727,743

Other Agency Fixed Rate Programs–0.0%
Federal National Mortgage Association Series 2005 5.50%, 03/01/2025		2		1,750

Agency ARMs–0.0%
Federal Home Loan Mortgage Corp. Series 2006 6.596% (RFUCCT1Y + 2.18%), 12/01/2036(d)		0	**	115
Series 2007 6.60% (RFUCCT1Y + 2.10%), 03/01/2037(d)		0	**	319
Federal National Mortgage Association Series 2007 5.835% (RFUCCT1Y + 1.46%), 02/01/2037(d)		1		922
6.508% (RFUCCT1Y + 1.80%), 03/01/2037(d)		0	**	305

				1,661

Total Mortgage Pass-Throughs (cost $175,000,112)				170,145,332

COLLATERALIZED MORTGAGE OBLIGATIONS–6.1%
Risk Share Floating Rate–5.5%
Bellemeade Re Ltd. Series 2021-3A, Class A2 6.28% (CME Term SOFR + 1.00%), 09/25/2031(b)(d)		1,894		1,896,623
Series 2022-1, Class M1B 7.43% (CME Term SOFR + 2.15%), 01/26/2032(b)(d)		1,000		1,004,778
Connecticut Avenue Securities Trust Series 2021-R03, Class 1M1 6.13% (CME Term SOFR + 0.85%), 12/25/2041(b)(d)		795		793,521
Series 2022-R01, Class 1M2 7.18% (CME Term SOFR + 1.90%), 12/25/2041(b)(d)		2,306		2,333,382
Series 2022-R02, Class 2M1 6.48% (CME Term SOFR + 1.20%), 01/25/2042(b)(d)		758		758,116

6	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value
Series 2022-R03, Class 1M2 8.78% (CME Term SOFR + 3.50%), 03/25/2042(b)(d)	U.S.$	1,545	$1,623,418
Series 2022-R05, Class 2M2 8.28% (CME Term SOFR + 3.00%), 04/25/2042(b)(d)		1,206	1,245,655
Series 2022-R06, Class 1M1 8.03% (CME Term SOFR + 2.75%), 05/25/2042(b)(d)		983	1,009,338
Series 2022-R07, Class 1M1 8.213% (CME Term SOFR + 2.95%), 06/25/2042(b)(d)		1,356	1,398,512
Series 2023-R02, Class 1M1 7.58% (CME Term SOFR + 2.30%), 01/25/2043(b)(d)		627	639,570
Series 2023-R03, Class 2M1 7.78% (CME Term SOFR + 2.50%), 04/25/2043(b)(d)		857	872,533
Series 2023-R04, Class 1M1 7.563% (CME Term SOFR + 2.30%), 05/25/2043(b)(d)		1,221	1,250,891
Series 2023-R06, Class 1M1 6.98% (CME Term SOFR + 1.70%), 07/25/2043(b)(d)		1,059	1,062,589
Series 2024-R02, Class 1M1 6.38% (CME Term SOFR + 1.10%), 02/25/2044(b)(d)		603	603,160
Series 2024-R05, Class 2M1 6.28% (CME Term SOFR + 1.00%), 07/25/2044(b)(d)		632	632,052
Series 2024-R06, Class 1M1 6.393% (CME Term SOFR + 1.05%), 09/25/2044(b)(d)		1,360	1,360,498
Eagle Re Ltd. Series 2021-2, Class M1B 7.33% (CME Term SOFR + 2.05%), 04/25/2034(b)(d)		119	119,108
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2015-DNA1, Class M3 8.695% (CME Term SOFR + 3.41%), 10/25/2027(d)		30	30,443
Series 2021-DNA5, Class M2 6.93% (CME Term SOFR + 1.65%), 01/25/2034(b)(d)		360	361,754
Series 2021-DNA6, Class M2 6.78% (CME Term SOFR + 1.50%), 10/25/2041(b)(d)		2,513	2,527,039
Series 2021-DNA7, Class M2 7.08% (CME Term SOFR + 1.80%), 11/25/2041(b)(d)		2,412	2,436,567
Series 2021-HQA4, Class M2 7.63% (CME Term SOFR + 2.35%), 12/25/2041(b)(d)		1,530	1,549,360

	Principal Amount (000)		U.S. $ Value
Series 2022-DNA1, Class M1A 6.28% (CME Term SOFR + 1.00%), 01/25/2042(b)(d)	U.S.$	591	$589,770
Series 2022-DNA1, Class M1B 7.13% (CME Term SOFR + 1.85%), 01/25/2042(b)(d)		1,223	1,239,923
Series 2022-DNA2, Class M1B 7.68% (CME Term SOFR + 2.40%), 02/25/2042(b)(d)		1,717	1,756,381
Series 2022-DNA3, Class M1B 8.18% (CME Term SOFR + 2.90%), 04/25/2042(b)(d)		711	735,699
Series 2022-DNA4, Class M1B 8.63% (CME Term SOFR + 3.35%), 05/25/2042(b)(d)		1,358	1,423,276
Series 2022-DNA5, Class M1B 9.78% (CME Term SOFR + 4.50%), 06/25/2042(b)(d)		2,274	2,438,066
Series 2022-DNA7, Class M1A 7.78% (CME Term SOFR + 2.50%), 03/25/2052(b)(d)		1,135	1,154,140
Series 2022-HQA1, Class M1B 8.78% (CME Term SOFR + 3.50%), 03/25/2042(b)(d)		399	418,382
Series 2023-DNA1, Class M1A 7.363% (CME Term SOFR + 2.10%), 03/25/2043(b)(d)		721	730,397
Series 2023-DNA2, Class M1A 7.363% (CME Term SOFR + 2.10%), 04/25/2043(b)(d)		1,419	1,440,579
Series 2024-HQA1, Class M1 6.53% (CME Term SOFR + 1.25%), 03/25/2044(b)(d)		1,405	1,407,527
Series 2024-HQA2, Class M1 6.48% (CME Term SOFR + 1.20%), 08/25/2044(b)(d)		1,863	1,863,462
Federal National Mortgage Association Connecticut Avenue Securities Series 2015-C04, Class 1M2 11.095% (CME Term SOFR + 5.81%), 04/25/2028(d)		87	90,808
Series 2021-R02, Class 2M2 7.28% (CME Term SOFR + 2.00%), 11/25/2041(b)(d)		1,071	1,074,637
JPMorgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 9.645% (CME Term SOFR + 4.36%), 11/25/2024(b)(d)		37	38,934
Oaktown Re VII Ltd. Series 2021-2, Class M1A 6.88% (CME Term SOFR + 1.60%), 04/25/2034(b)(d)		336	336,344
PMT Credit Risk Transfer Trust Series 2019-3R, Class A 9.062% (CME Term SOFR + 3.81%), 11/27/2031(b)(d)		47	46,992

2024 Annual Report	7

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Series 2020-1R, Class A 8.712% (CME Term SOFR + 3.46%), 02/25/2025(b)(d)	U.S.$	184	$184,370
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 10.645% (CME Term SOFR + 5.36%), 11/25/2025(b)(d)		153	158,109
Series 2015-WF1, Class 2M2 10.895% (CME Term SOFR + 5.61%), 11/25/2025(b)(d)		37	38,719

			42,675,422

Agency Floating Rate–0.3%
Federal Home Loan Mortgage Corp. REMICs Series 4416, Class BS 0.644% (5.99% - CME Term SOFR), 12/15/2044(d)(e)		1,103	145,821
Series 4693, Class SL 0.694% (6.04% - CME Term SOFR), 06/15/2047(d)(e)		1,199	171,443
Series 4954, Class SL 0.655% (5.94% - CME Term SOFR), 02/25/2050(d)(e)		1,612	205,306
Series 4981, Class HS 0.705% (5.99% - CME Term SOFR), 06/25/2050(d)(e)		3,611	424,093
Federal National Mortgage Association REMICs Series 2016-106, Class ES 0.605% (5.89% - CME Term SOFR), 01/25/2047(d)(e)		1,078	163,667
Series 2017-73, Class SA 0.755% (6.04% - CME Term SOFR), 09/25/2047(d)(e)		1,435	189,017
Series 2017-97, Class LS 0.805% (6.09% - CME Term SOFR), 12/25/2047(d)(e)		1,078	181,410
Series 2017-97, Class SW 0.805% (6.09% - CME Term SOFR), 12/25/2047(d)(e)		986	155,888
Government National Mortgage Association Series 2017-134, Class SE 1.125% (6.09% - CME Term SOFR 1 Month), 09/20/2047(d)(e)		708	92,533
Series 2017-43, Class ST 1.025% (5.99% - CME Term SOFR 1 Month), 03/20/2047(d)(e)		1,413	210,096
Series 2017-65, Class ST 1.075% (6.04% - CME Term SOFR 1 Month), 04/20/2047(d)(e)		1,281	179,959

			2,119,233

	Principal Amount (000)		U.S. $ Value
Agency Fixed Rate–0.2%
Federal Home Loan Mortgage Corp. REMICs Series 4973, Class BI 4.50%, 05/25/2050(f)	U.S.$	4,196	$955,206
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 5.545%, 05/28/2035		236	233,377

			1,188,583

Non-Agency Floating Rate–0.1%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 5.349% (CME Term SOFR 1 Month + 0.49%), 12/25/2036(d)		793	257,913
HomeBanc Mortgage Trust Series 2005-1, Class A1 5.469% (CME Term SOFR 1 Month + 0.61%), 03/25/2035(d)		111	86,284
JPMorgan Chase Bank, NA Series 2019-CL1, Class M3 7.069% (CME Term SOFR 1 Month + 2.21%), 04/25/2047(b)(d)		167	167,662

			511,859

Non-Agency Fixed Rate–0.0%
Alternative Loan Trust Series 2005-20CB, Class 3A6 5.50%, 07/25/2035		55	37,976
Series 2006-24CB, Class A16 5.75%, 08/25/2036		347	187,350
Series 2006-J1, Class 1A13 5.50%, 02/25/2036		140	97,167
CHL Mortgage Pass-Through Trust Series 2006-13, Class 1A19 6.25%, 09/25/2036		73	32,464

			354,957

Total Collateralized Mortgage Obligations (cost $45,892,761)			46,850,054

ASSET-BACKED SECURITIES–6.1%
Other ABS—Fixed Rate–3.0%
AB Issuer LLC Series 2021-1, Class A2 3.734%, 07/30/2051(b)		2,053	1,880,901
Affirm Asset Securitization Trust Series 2021-Z2, Class A 1.17%, 11/16/2026(b)		32	31,731
Series 2022-X1, Class A 1.75%, 02/15/2027(b)		10	10,356
Series 2024-X1, Class A 6.27%, 05/15/2029(b)		701	702,823

8	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value
Atalaya Equipment Leasing Trust Series 2021-1A, Class B 2.08%, 02/15/2027(b)	U.S.$	329	$325,622
BHG Securitization Trust Series 2022-A, Class A 1.71%, 02/20/2035(b)		40	39,903
Cajun Global LLC Series 2021-1, Class A2 3.931%, 11/20/2051(b)		432	406,638
College Ave Student Loans LLC Series 2021-C, Class B 2.72%, 07/26/2055(b)		498	452,732
Conn’s Receivables Funding LLC Series 2024-A, Class A 7.05%, 01/16/2029(b)		100	99,539
Dext ABS LLC Series 2021-1, Class B 1.76%, 02/15/2028(b)		186	183,995
Series 2023-1, Class A2 5.99%, 03/15/2032(b)		1,190	1,197,406
Diamond Infrastructure Funding LLC Series 2021-1A, Class B 2.355%, 04/15/2049(b)		935	870,171
Diamond Issuer LLC Series 2021-1A, Class A 2.305%, 11/20/2051(b)		1,941	1,809,849
FREED ABS Trust Series 2021-2, Class C 1.94%, 06/19/2028(b)		15	15,364
GCI Funding I LLC Series 2021-1, Class A 2.38%, 06/18/2046(b)		525	478,535
Hardee’s Funding LLC Series 2018-1A, Class A23 5.71%, 06/20/2048(b)		766	753,393
Series 2020-1A, Class A2 3.981%, 12/20/2050(b)		471	442,873
MVW LLC Series 2021-2A, Class B 1.83%, 05/20/2039(b)		411	389,230
Neighborly Issuer LLC Series 2022-1A, Class A2 3.695%, 01/30/2052(b)		1,963	1,795,287
Series 2023-1A, Class A2 7.308%, 01/30/2053(b)		1,383	1,423,462
Nelnet Student Loan Trust Series 2021-BA, Class B 2.68%, 04/20/2062(b)		620	536,622
Series 2021-CA, Class B 2.53%, 04/20/2062(b)		907	775,037
Series 2021-DA, Class B 2.90%, 04/20/2062(b)		798	699,103
NMEF Funding LLC Series 2024-A, Class A2 5.15%, 12/15/2031(b)		1,800	1,809,618
Oportun Issuance Trust Series 2024-2, Class A 5.86%, 02/09/2032(b)		641	642,262

	Principal Amount (000)		U.S. $ Value
Pagaya AI Debt Grantor Trust Series 2024-5, Class A 6.278%, 10/15/2031(b)	U.S.$	821	$829,382
Series 2024-9, Class B 5.306%, 03/15/2032(b)		1,966	1,968,578
Pagaya AI Debt Trust Series 2024-2, Class A 6.319%, 08/15/2031(b)		553	560,344
Series 2024-3, Class A 6.258%, 10/15/2031(b)		850	858,903
Prosper Marketplace Issuance Trust Series 2024-1A, Class A 6.12%, 08/15/2029(b)		1,051	1,054,133

			23,043,792

Autos—Fixed Rate–2.1%
ACM Auto Trust Series 2024-1A, Class A 7.71%, 01/21/2031(b)		526	529,362
Arivo Acceptance Auto Loan Receivables Trust Series 2024-1A, Class A 6.46%, 04/17/2028(b)		242	244,313
Avis Budget Rental Car Funding AESOP LLC Series 2023-3A, Class A 5.44%, 02/22/2028(b)		1,016	1,034,800
Carvana Auto Receivables Trust Series 2021-N3, Class C 1.02%, 06/12/2028		144	137,945
Series 2021-N4, Class D 2.30%, 09/11/2028		310	301,978
Series 2021-P4, Class D 2.61%, 09/11/2028		989	928,260
Series 2024-P3, Class A2 4.61%, 11/10/2027		1,665	1,666,087
CPS Auto Receivables Trust Series 2021-C, Class D 1.69%, 06/15/2027(b)		986	968,198
Series 2022-A, Class C 2.17%, 04/16/2029(b)		769	763,899
Series 2024-C, Class A 5.88%, 02/15/2028(b)		725	729,617
FHF Trust Series 2021-2A, Class A 0.83%, 12/15/2026(b)		100	98,962
Flagship Credit Auto Trust Series 2023-1, Class A2 5.38%, 12/15/2026(b)		342	342,497
Series 2023-2, Class A2 5.76%, 04/15/2027(b)		462	463,124
Ford Credit Auto Owner Trust Series 2021-1, Class D 2.31%, 10/17/2033(b)		1,390	1,324,596
Foursight Capital Automobile Receivables Trust Series 2023-1, Class A2 5.43%, 10/15/2026(b)		141	141,142

2024 Annual Report	9

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
GLS Auto Receivables Issuer Trust Series 2024-3A, Class A2 5.35%, 08/16/2027(b)	U.S.$	1,423	$1,428,360
LAD Auto Receivables Trust Series 2023-1A, Class A2 5.68%, 10/15/2026(b)		236	236,498
Lendbuzz Securitization Trust Series 2024-3A, Class A1 5.354%, 09/15/2025(b)		656	656,453
Research-Driven Pagaya Motor Trust Series 2024-1A, Class A 7.09%, 06/25/2032(b)		637	643,677
Santander Bank Auto Credit-Linked Notes Series 2022-A, Class B 5.281%, 05/15/2032(b)		243	242,942
Santander Drive Auto Receivables Trust Series 2023-3, Class B 5.61%, 07/17/2028		832	842,720
Series 2024-4, Class A2 5.41%, 07/15/2027		1,476	1,479,477
Tesla Auto Lease Trust Series 2024-A, Class A3 5.30%, 06/21/2027(b)		591	597,158
Tricolor Auto Securitization Trust Series 2024-2A, Class A 6.36%, 12/15/2027(b)		644	649,655
United Auto Credit Securitization Trust Series 2024-1, Class A 6.17%, 08/10/2026(b)		108	108,566

			16,560,286

Non-Agency Floating Rate–0.7%
Home Equity Asset Trust Series 2007-3, Class M1 5.494% (CME Term SOFR 1 Month + 0.64%), 08/25/2037(d)		4,590	5,093,705
Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates Series 2004-1, Class 1A 5.569% (CME Term SOFR 1 Month + 0.71%), 04/25/2034(d)		30	29,220

			5,122,925

Credit Cards—Fixed Rate–0.3%
Brex Commercial Charge Card Master Trust Series 2024-1, Class A1 6.05%, 07/15/2027(b)		1,188	1,207,022
Mission Lane Credit Card Master Trust Series 2024-A, Class A1 6.20%, 08/15/2029(b)		811	819,873

			2,026,895

Total Asset-Backed Securities (cost $42,707,049)			46,753,898

	Principal Amount (000)		U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES–2.4%
Non-Agency Floating Rate CMBS–1.6%
AREIT Trust Series 2022-CRE6, Class A 6.591% (CME Term SOFR + 1.25%), 01/20/2037(b)(d)	U.S.$	2,393	$2,377,719
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 6.144% (CME Term SOFR 1 Month + 1.05%), 11/15/2033(b)(d)		2,435	2,431,668
BBCMS Mortgage Trust Series 2020-BID, Class A 7.352% (CME Term SOFR 1 Month + 2.25%), 10/15/2037(b)(d)		1,998	1,994,254
BFLD Mortgage Trust Series 2021-FPM, Class A 6.812% (CME Term SOFR 1 Month + 1.71%), 06/15/2038(b)(d)		2,976	2,969,551
BX Commercial Mortgage Trust Series 2019-IMC, Class D 7.043% (CME Term SOFR 1 Month + 1.95%), 04/15/2034(b)(d)		207	203,208
Series 2019-IMC, Class E 7.293% (CME Term SOFR 1 Month + 2.20%), 04/15/2034(b)(d)		839	819,989
CLNY Trust Series 2019-IKPR, Class D 7.258% (CME Term SOFR 1 Month + 2.14%), 11/15/2038(b)(d)		744	697,647
Federal Home Loan Mortgage Corp. Series 2021-MN1, Class M1 7.28% (CME Term SOFR + 2.00%), 01/25/2051(b)(d)		147	146,475
Natixis Commercial Mortgage Securities Trust Series 2019-MILE, Class A 6.676% (CME Term SOFR 1 Month + 1.58%), 07/15/2036(b)(d)		566	509,184

			12,149,695

Non-Agency Fixed Rate CMBS–0.8%
BAMLL Commercial Mortgage Securities Trust Series 2013-WBRK, Class D 3.652%, 03/10/2037(b)		740	619,805
Commercial Mortgage Trust Series 2012-CR3, Class E 4.292%, 10/15/2045(b)		889	487,846
Series 2015-LC21, Class XA 0.752%, 07/10/2048(f)		1,841	3,332
GS Mortgage Securities Trust Series 2011-GC5, Class D 5.297%, 08/10/2044(b)		28	14,243
GSF Series 2021-1, Class A1 1.433%, 08/15/2026(g)		1,128	1,105,044

10	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value
Series 2021-1, Class A2 2.435%, 08/15/2026(g)	U.S.$	1,801	$1,766,653
Series 2021-1, Class AS 2.638%, 08/15/2026(g)		59	56,711
HFX Funding Issuer Series 2017-1A, Class A3 3.647%, 03/15/2035(g)		691	687,909
JPMBB Commercial Mortgage Securities Trust Series 2013-C14, Class D 4.173%, 08/15/2046(b)		472	340,919
Series 2014-C22, Class XA 0.539%, 09/15/2047(f)		598	6
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 09/15/2039		147	49,096
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 03/10/2049(b)		176	172,691
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C19, Class D 3.25%, 12/15/2047(b)		603	479,997
Series 2015-C25, Class XA 1.175%, 10/15/2048(f)		1,800	8,909
Wells Fargo Commercial Mortgage Trust Series 2016-NXS6, Class C 4.538%, 11/15/2049		1,030	954,528

			6,747,689

Total Commercial Mortgage-Backed Securities (cost $19,999,476)			18,897,384

AGENCIES–1.7%
Agency Debentures–1.7%
Federal Home Loan Banks 4.00%, 06/30/2028		10,600	10,752,110
4.75%, 12/08/2028		1,785	1,859,613
Federal National Mortgage Association 6.25%, 05/15/2029		355	394,873
6.625%, 11/15/2030		260	300,866

Total Agencies (cost $13,122,703)			13,307,462

INFLATION-LINKED SECURITIES–1.2%
United States–1.2%
U.S. Treasury Inflation Index 0.25%, 07/15/2029 (TIPS) (cost $9,333,994)		10,265	9,734,331

	Principal Amount (000)		U.S. $ Value

COLLATERALIZED LOAN OBLIGATIONS–1.2%
CLO—Floating Rate–1.2%
Balboa Bay Loan Funding Ltd. Series 2021-1A, Class A 6.744% (CME Term SOFR 3 Month + 1.46%), 07/20/2034(b)(d)	U.S.$	1,472	$1,473,363
Elmwood CLO IX Ltd. Series 2021-2A, Class A 6.674% (CME Term SOFR 3 Month + 1.39%), 07/20/2034(b)(d)		1,500	1,501,914
New Mountain CLO 3 Ltd. Series CLO-3A, Class D 8.894% (CME Term SOFR 3 Month + 3.61%), 10/20/2034(b)(d)		250	250,277
Pikes Peak CLO 8 Series 2021-8A, Class A 6.714% (CME Term SOFR 3 Month + 1.43%), 07/20/2034(b)(d)		1,907	1,908,509
Regatta XX Funding Ltd. Series 2021-2A, Class A 6.723% (CME Term SOFR 3 Month + 1.42%), 10/15/2034(b)(d)		2,924	2,926,948
Rockford Tower CLO Ltd. Series 2021-2A, Class A1 6.704% (CME Term SOFR 3 Month + 1.42%), 07/20/2034(b)(d)		1,310	1,310,382

Total Collateralized Loan Obligations (cost $9,362,671)			9,371,393

CORPORATES—NON-INVESTMENT GRADE–0.7%

Industrial–0.6%
Communications—Media–0.2%
DISH DBS Corp. 5.75%, 12/01/2028(b)		996	874,547
VZ Vendor Financing II BV 2.875%, 01/15/2029(b)	EUR	540	553,704

			1,428,251

Communications—Telecommunications–0.0%
Altice France SA 3.375%, 01/15/2028(b)		259	203,676

Consumer Cyclical—Other–0.1%
Hilton Domestic Operating Co., Inc. 5.875%, 04/01/2029(b)	U.S.$	455	466,730
6.125%, 04/01/2032(b)		261	268,778

			735,508

Consumer Non-Cyclical–0.0%
Organon & Co./Organon Foreign Debt Co-Issuer BV 2.875%, 04/30/2028(b)	EUR	320	340,592

2024 Annual Report	11

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Energy–0.1%
Sunoco LP 7.00%, 05/01/2029(b)	U.S.$	293	$306,302
7.25%, 05/01/2032(b)		400	423,688
Sunoco LP/Sunoco Finance Corp. 4.50%, 05/15/2029		278	267,030
4.50%, 04/30/2030		139	133,118

			1,130,138

Services–0.2%
APCOA Holdings GmbH 4.625%, 01/15/2027(b)	EUR	540	600,692
Block, Inc. 6.50%, 05/15/2032(b)	U.S.$	580	604,105

			1,204,797

			5,042,962

Utility–0.1%
Electric–0.1%
Vistra Corp. 7.00%, 12/15/2026(b)(c)		648	661,938

Total Corporates—Non-Investment Grade (cost $5,890,820)			5,704,900

LOCAL GOVERNMENTS—US MUNICIPAL BONDS–0.7%
United States–0.7%
State Board of Administration Finance Corp. (Florida Hurricane Catastrophe Fund) Series 2020-A 1.705%, 07/01/2027		1,634	1,528,301
State of California Series 2010 7.625%, 03/01/2040		2,040	2,552,714
University of California Series 2021-B 3.071%, 05/15/2051		2,070	1,505,044

Total Local Governments—US Municipal Bonds (cost $5,806,946)			5,586,059

EMERGING MARKETS—CORPORATE BONDS–0.7%

Industrial–0.6%
Basic–0.2%
Braskem Netherlands Finance BV 4.50%, 01/10/2028(b)		1,136	1,069,260
CSN Resources SA 4.625%, 06/10/2031(b)		293	237,037
Volcan Cia Minera SAA 8.75%, 01/24/2030(b)		190	163,848

			1,470,145

	Principal Amount (000)		U.S. $ Value
Communications—Media–0.1%
Globo Comunicacao e Participacoes SA 4.875%, 01/22/2030(b)	U.S.$	1,255	$1,181,269

Consumer Cyclical—Other–0.1%
Wynn Macau Ltd. 5.625%, 08/26/2028(b)		730	709,049

Energy–0.2%
Ecopetrol SA 8.625%, 01/19/2029		980	1,053,745
Oleoducto Central SA 4.00%, 07/14/2027(b)		248	237,212

			1,290,957

			4,651,420

Utility–0.1%
Electric–0.0%
Terraform Global Operating LP 6.125%, 03/01/2026(b)		117	117,230

Other Utility–0.1%
Aegea Finance SARL 6.75%, 05/20/2029(b)		431	437,330

			554,560

Total Emerging Markets—Corporate Bonds (cost $5,125,886)			5,205,980

QUASI-SOVEREIGNS–0.5%

Quasi-Sovereign Bonds–0.5%
Chile–0.2%
Corp. Nacional del Cobre de Chile 6.44%, 01/26/2036(b)		1,473	1,601,427

Hungary–0.1%
Magyar Export-Import Bank Zrt 6.125%, 12/04/2027(b)		988	1,014,864

Mexico–0.2%
Comision Federal de Electricidad 4.688%, 05/15/2029(b)		478	461,810
5.70%, 01/24/2030(b)		705	706,551

			1,168,361

Total Quasi-Sovereigns (cost $3,678,415)			3,784,652

EMERGING MARKETS—SOVEREIGNS–0.1%
Dominican Republic–0.1%
Dominican Republic International Bond 4.875%, 09/23/2032(b) (cost $788,000)		788	751,063

12	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value

GOVERNMENTS—SOVEREIGN BONDS–0.1%
Colombia–0.1%
Colombia Government International Bond 3.125%, 04/15/2031 (cost $694,378)	U.S.$	696	$574,200

SHORT-TERM INVESTMENTS–11.8%

U.S. Treasury Bills–6.5%
United States–6.5%
U.S. Treasury Bill Zero Coupon, 10/22/2024		15,087	15,045,572
Zero Coupon, 10/29/2024		22,522	22,439,280
Zero Coupon, 11/21/2024		4,902	4,869,479
Zero Coupon, 01/16/2025		7,844	7,739,293

Total U.S. Treasury Bills (cost $50,065,139)			50,093,624

	Shares	U.S. $ Value

Investment Companies–5.3%
AB Fixed Income Shares, Inc.—Government Money Market Portfolio—Class AB, 4.73%(h)(i)(j) (cost $40,682,174)	40,682,174	$40,682,174

Total Short-Term Investments (cost $90,747,313)		90,775,798

Total Investments—111.2% (cost $872,053,419)		857,417,495

Other assets less liabilities—(11.2)%		(86,635,381)

Net Assets—100.0%		$770,782,114

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts

U.S. T-Note 2 Yr (CBT) Futures	359	December 2024	$74,758,945	$142,873

U.S. T-Note 5 Yr (CBT) Futures	668	December 2024	73,401,719	192,467

U.S. Ultra Bond (CBT) Futures	52	December 2024	6,920,875	18,128

Sold Contracts

U.S. 10 Yr Ultra Futures	71	December 2024	8,399,078	(11,204)

				$342,264

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)

Morgan Stanley Capital Services, Inc.	EUR	4,366	USD	4,786	10/25/2024	$(78,308)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)
			Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
USD	4,950	12/13/2029	1.537%	1 Day SOFR	Annual	$561,083	$383,051	$178,032

2024 Annual Report	13

Schedule of Investments (continued)

**	Principal amount less than 500.
(a)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open centrally cleared swaps.
(b)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At September 30, 2024, the aggregate market value of these securities amounted to $187,093,844 or 24.3% of net assets.
(c)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(d)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2024.
(e)	Inverse interest only security.
(f)	IO—Interest Only.
(g)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.47% of net assets as of September 30, 2024, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
GSF Series 2021-1, Class A1 1.433%, 08/15/2026	02/25/2021 - 08/03/2023	$ 1,089,757	$1,105,044	0.14%
GSF Series 2021-1, Class A2 2.435%, 08/15/2026	02/25/2021 - 09/06/2022	1,823,651	1,766,653	0.23%
GSF Series 2021-1, Class AS 2.638%, 08/15/2026	02/25/2021 - 04/01/2021	59,626	56,711	0.01%
HFX Funding Issuer Series 2017-1A, Class A3 3.647%, 03/15/2035	11/19/2020	730,321	687,909	0.09%

(h)	Affiliated investments.
(i)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.
(j)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

EUR—Euro

USD—United States Dollar

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

CBT—Chicago Board of Trade

CLO—Collateralized Loan Obligations

CMBS—Commercial Mortgage-Backed Securities

CME—Chicago Mercantile Exchange

REIT—Real Estate Investment Trust

REMICs—Real Estate Mortgage Investment Conduits

RFUCCT1Y—Refinitiv USD IBOR Consumer Cash Fallbacks Term 1 Year

SOFR—Secured Overnight Financing Rate

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

14	Sanford C. Bernstein Fund II, Inc.

Statement of Assets and Liabilities—September 30, 2024

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

ASSETS

Investments in securities, at value

Unaffiliated issuers (cost $831,371,245)	$816,735,321

Affiliated issuers (cost $40,682,174)	40,682,174

Cash collateral due from broker	1,447,260

Receivables:

Unaffiliated interest and dividends	5,434,521

Affiliated dividends	134,200

Investment securities sold	19,117,418

Capital shares sold	612,810

Variation margin on centrally cleared swaps	13,010

Receivable due from Adviser	56,795

Total assets	884,233,509

LIABILITIES

Due to custodian	159

Payables:

Dividends to shareholders	696,252

Investment securities purchased	111,109,081

Variation margin on futures	481,283

Capital shares redeemed	467,945

Advisory fee	309,845

Administrative fee	57,737

Foreign capital gains taxes	3,699

Transfer Agent fee	3,115

Accrued expenses and other liabilities	243,971

Unrealized depreciation of forward currency exchange contracts	78,308

Total liabilities	113,451,395

NET ASSETS	$770,782,114

SHARES OF CAPITAL STOCK OUTSTANDING	57,884,662

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$13.32

NET ASSETS CONSIST OF:

Capital stock, at par*	$57,885

Additional paid-in capital	875,217,019

Accumulated loss	(104,492,790)

$770,782,114

* The Sanford C. Bernstein Fund II, Inc., has authorized 18 billion shares of common stock with par value of $.001 per share.

See Notes to Financial Statements.

2024 Annual Report	15

Statement of Operations—for the year ended September 30, 2024

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

INVESTMENT INCOME

Income:

Interest	$33,532,924

Dividends

Unaffiliated issuers	782,874

Affiliated issuers	393,067

Total income	34,708,865

Expenses:

Advisory fee (see Note 2A)	3,249,444

Custody and accounting fees	96,019

Transfer Agent fee	18,626

Administrative	108,358

Auditing and tax fees	89,636

Legal fees	51,949

Registration fees	37,429

Printing fees	34,570

Directors’ fees and expenses	29,313

Miscellaneous	51,384

Total expenses	3,766,728

Less: expenses waived and reimbursed by the Adviser (see Note 2A and 2C)	(523,563)

Net expenses	3,243,165

Net investment income	31,465,700

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS

Net realized gain (loss) on:

Investment transactions (a)	(12,223,076)

Forward currency exchange contracts	18,524

Futures	1,477,999

Swaps	40,544

Foreign currency transactions	38,763

Net realized loss on investment and foreign currency transactions	(10,647,246)

Net change in unrealized appreciation (depreciation) of:

Investments	64,341,208

Forward currency exchange contracts	(340,607)

Futures	2,402,331

Swaps	(149,026)

Foreign currency denominated assets and liabilities and other assets	11,610

Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	66,265,516

Net realized and unrealized gain on investment and foreign currency transactions	55,618,270

Net increase in net assets resulting from operations	$87,083,970

(a) Net of foreign realized capital gains taxes of $3,763, respectively.

See Notes to Financial Statements.

16	Sanford C. Bernstein Fund II, Inc.

Statement of Changes in Net Assets

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

	YEAR ENDED 9/30/24	YEAR ENDED 9/30/23

INCREASE (DECREASE) IN NET ASSETS FROM

Operations:

Net investment income	$31,465,700	$24,847,009

Net realized loss on investment and foreign currency transactions	(10,647,246)	(44,378,597)

Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities and other assets and liabilities	66,265,516	22,419,406

Net increase in net assets resulting from operations	87,083,970	2,887,818

Distributions to shareholders	(31,542,428)	(25,461,479)

Capital-share transactions:

Net proceeds from sales of shares	163,794,615	74,532,918

Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	26,156,909	20,634,623

Total proceeds from shares sold	189,951,524	95,167,541

Cost of shares redeemed	(132,167,947)	(123,627,173)

Net increase (decrease) in net assets from capital-share transactions	57,783,577	(28,459,632)

Net increase (decrease) in net assets	113,325,119	(51,033,293)

NET ASSETS:

Beginning of period	657,456,995	708,490,288

End of period	$770,782,114	$657,456,995

See Notes to Financial Statements.

2024 Annual Report	17

Financial Highlights

Selected per-share data and ratios for a share of capital stock outstanding for the Portfolio for each of the periods presented:

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

	YEAR ENDED 9/30/24	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20

Net asset value, beginning of period	$12.31	$12.72	$15.50	$16.04	$15.46

Income from investment operations

Investment income, net (a)(b)	0.56	0.47	0.26	0.30	0.40

Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.01	(0.41)	(2.55)	(0.29)	0.65

Total from investment operations	1.57	0.06	(2.29)	0.01	1.05

Less dividends and distributions:

Dividends from net investment income	(0.56)	(0.47)	(0.27)	(0.33)	(0.44)

Dividends from net realized gain on investment transactions	0	0	(0.22)	(0.22)	(0.03)

Total dividends and distributions	(0.56)	(0.47)	(0.49)	(0.55)	(0.47)

Net asset value, end of period	$13.32	$12.31	$12.72	$15.50	$16.04

Total return (c)	13.01%	0.45%	(15.13)%	0.02%	6.96%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$770,782	$657,457	$708,490	$1,016,985	$905,508

Average net assets (000 omitted)	$722,099	$685,104	$853,245	$963,532	$879,658

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	0.45%	0.45%	0.45%	0.45%	0.45%

Expenses, before waivers/reimbursements	0.52%	0.54%	0.51%	0.52%	0.52%

Net investment income (b)	4.36%	3.63%	1.85%	1.92%	2.55%

Portfolio turnover rate (d)	206%	169%	129%	118%	86%

(a)	Based on average shares outstanding.
(b)	Net of expenses waived by the Adviser.
(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(d)	The Portfolio accounts for dollar roll transactions as purchases and sales.

See Notes to Financial Statements.

18	Sanford C. Bernstein Fund II, Inc.

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund II, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end registered investment company. The Fund, which is a Maryland corporation, currently comprises one portfolio, the Intermediate Duration Institutional Portfolio (the “Portfolio”). The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

A.	Portfolio Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Portfolio’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Portfolio’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Portfolio’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account

2024 Annual Report	19

Notes to Financial Statements (continued)

for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those based on their market values as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are: the value of collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

20	Sanford C. Bernstein Fund II, Inc.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of September 30, 2024:

INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:
Governments—Treasuries	$0	$248,300,292	$0	$248,300,292

Corporates—Investment Grade	0	181,674,697	0	181,674,697

Mortgage Pass-Throughs	0	170,145,332	0	170,145,332

Collateralized Mortgage Obligations	0	46,850,054	0	46,850,054

Asset-Backed Securities	0	46,753,898	0	46,753,898

Commercial Mortgage-Backed Securities	0	18,897,384	0	18,897,384

Agencies	0	13,307,462	0	13,307,462

Inflation-Linked Securities	0	9,734,331	0	9,734,331

Collateralized Loan Obligations	0	9,371,393	0	9,371,393

Corporates—Non-Investment Grade	0	5,704,900	0	5,704,900

Local Governments—US Municipal Bonds	0	5,586,059	0	5,586,059

Emerging Markets—Corporate Bonds	0	5,205,980	0	5,205,980

Quasi-Sovereigns	0	3,784,652	0	3,784,652

Emerging Markets—Sovereigns	0	751,063	0	751,063

Governments—Sovereign Bonds	0	574,200	0	574,200

Short-Term Investments:

U.S. Treasury Bills	0	50,093,624	0	50,093,624

Investment Companies	40,682,174	0	0	40,682,174

Total Investments in Securities	40,682,174	816,735,321	0	857,417,495

Other Financial Instruments (a):

Assets:

Futures	353,468	0	0	353,468	(b)

Centrally Cleared Interest Rate Swaps	0	561,083	0	561,083	(b)

Liabilities:

Futures	(11,204)	0	0	(11,204	)(b)

Forward Currency Exchange Contracts	0	(78,308)	0	(78,308)

Total	$41,024,438	$817,218,096	$0	$858,242,534

(a)

Other financial instruments include reverse repurchase agreements and derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(b)

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the schedule of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

C.	Foreign Currency Translation

The accounting records of the Portfolio are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

2024 Annual Report	21

Notes to Financial Statements (continued)

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Portfolio does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

The Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, the Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

The Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time the Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time the Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Distribution of Income and Gains

Net investment income of the Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly.

Distributions of net realized gains, less any available loss carryforwards, if any, for the Portfolio will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

22	Sanford C. Bernstein Fund II, Inc.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

H.	Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Advisory Fee

Under the advisory agreement between the Fund and Adviser, the Portfolio pays the Adviser an advisory fee at an annual rate of 0.45% of the first $2.5 billion, 0.40% of the next $2.5 billion, 0.35% of the next $5 billion and 0.30% in excess of $8 billion of the average daily net assets of the Portfolio. Pursuant to an Expense Limitation Agreement, during the reporting period, the Adviser waived a portion of its advisory fee or reimbursed the Portfolio for a portion of its expenses to the extent necessary to limit the Portfolio’s expenses to 0.45%. This waiver extends through January 28, 2025 and may be extended by the Adviser for additional one-year terms. For the year ended September 30, 2024, the aggregate amount of such fee waiver was $515,318.

B.	Distribution Arrangements

Under the Distribution Agreement between the Fund, on behalf of the Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the Portfolio. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

C.	Investments and other transactions with Affiliated Issuers

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser had contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended September 30, 2024, such waiver amounted to $8,245.

A summary of the Portfolio’s transactions in AB mutual funds for the year ended September 30, 2024 is as follows:

PORTFOLIO	MARKET VALUE 9/30/23 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE 9/30/24 (000)	DIVIDEND INCOME (000)

Government Money Market Portfolio	$2,619	$334,893	$296,830	$40,682	$393

2024 Annual Report	23

Notes to Financial Statements (continued)

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the year ended September 30, 2024, the Portfolio had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

	PURCHASES	SALES
Investment securities (excluding U.S. government securities)	$141,348,006	$115,077,976

U.S. government securities	1,424,993,279	1,352,200,485

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$872,366,885

Gross unrealized appreciation	$20,145,706

Gross unrealized depreciation	(35,069,104)

Net unrealized appreciation	$(14,923,398)

B.	Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits with the broker or segregates at its custodian cash or securities as collateral to satisfy initial margin requirements set by the exchange on which the transaction is effected. Pursuant to the contract, with respect to cash collateral, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract; in the case of securities collateral, the Portfolio agrees to adjust the securities position held in the segregated account accordingly. Such receipts, payments or adjustments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is subject to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

24	Sanford C. Bernstein Fund II, Inc.

During the year ended September 30, 2024, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended September 30, 2024, the Portfolio held forward currency exchange contracts for hedging purposes.

•	Swaps

The Portfolio may enter into swaps for investment purposes or to hedge its exposure to interest rates, credit risk, or inflation. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices, rates or indexes for a specified amount of an underlying asset or inflation. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates, inflation or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps are subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits with the broker or segregates at its custodian cash or securities as collateral to satisfy initial margin requirements set with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities; in the case of securities collateral, the Fund agrees to adjust the securities position held in the segregated account accordingly. Pursuant to the contract, with respect to cash collateral, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such

2024 Annual Report	25

Notes to Financial Statements (continued)

receipts, or adjustments or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended September 30, 2024, the Portfolio held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty.

Credit default swaps may involve greater risks than if the Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the schedule of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended September 30, 2024, the Portfolio held credit default swaps for hedging and non-hedging purposes.

26	Sanford C. Bernstein Fund II, Inc.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended September 30, 2024, the Portfolio had entered into the following derivatives:

	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable for variation margin on futures	$353,468	*	Payable for variation margin on futures	$11,204	*

Interest rate contracts	Receivable for variation margin on centrally cleared swaps	178,032	*

Foreign currency contracts				Unrealized depreciation on forward currency exchange contracts	78,308

Total		$531,500			$89,512

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$1,477,999	$2,402,331

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	18,524	(340,607)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	54,644	(200,412)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(14,100)	51,386

Total		$1,537,067	$1,912,698

2024 Annual Report	27

Notes to Financial Statements (continued)

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended September 30, 2024:

Futures:

Average notional amount of buy contracts	$126,781,439

Average notional amount of sale contracts	$11,803,108	(a)

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$838,722	(b)

Average principal amount of sale contracts	$5,591,492

Centrally Cleared Interest Rate Swaps:

Average notional amount	$4,950,000

Credit Default Swaps:

Average notional amount of sale contracts	$941,306

(a)	Positions were open for less than one month during the year.

(b)	Positions were open for two months during the year.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of September 30, 2024. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Morgan Stanley Capital Services, Inc.	$78,308	$0	$0	$0	$78,308

Total	$78,308	$0	$0	$0	$78,308	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

C.	Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

28	Sanford C. Bernstein Fund II, Inc.

D.	TBA and Dollar Rolls

The Portfolio may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Portfolio may enter into certain TBA transactions known as dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the year ended September 30, 2024, the Portfolio had a drop loss of $14,821 which is included as an adjustment to interest income in the accompanying statement of operations.

NOTE 4.	Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2024 and September 30, 2023 were as follows:

	2024	2023
Distributions paid from:

Ordinary income	$31,542,428	$25,461,479

Total taxable distributions paid	$31,542,428	$25,461,479

As of September 30, 2024, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$241,449
Accumulated capital and other losses	(89,113,414	)(a)
Unrealized appreciation (depreciation)	(14,920,874	)(b)

Total accumulated earnings (deficit)	$(103,792,839	)(c)

(a)	As of September 30, 2024, the Fund had a net capital loss carryforward of $88,237,096. As of September 30, 2024, the cumulative deferred loss on straddles was $876,318.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of callable bonds, the tax treatment of swaps, and the tax deferral of losses on wash sales.

(c)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax and dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of September 30, 2024, the Fund had a net short-term capital loss carryforward of $42,941,140 and a net long-term capital loss carryforward of $45,295,956, which may be carried forward for an indefinite period.

During the current fiscal year, there were no permanent differences that resulted in adjustments to accumulated loss or additional paid-in capital.

2024 Annual Report	29

Notes to Financial Statements (continued)

NOTE 5.	Risks Involved in Investing in the Portfolio

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. During periods of very low or negative interest rates, the Portfolio’s returns may be adversely affected, including to such an extent that the Portfolio may be unable to maintain positive returns. The Portfolio may be subject to a greater risk of rising interest rates than would normally be the case due to the recent tightening of the U.S. Federal Reserve’s monetary policy, which has caused the Federal Reserve to increase short-term interest rates in an effort to address rising inflation. The long-term impacts of such actions are not fully known at this time. Further actions from the Federal Reserve, including increases or decreases in interest rates, may be forthcoming and are likely to have unpredictable adverse effects on economies and markets.

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating, although credit ratings are opinions and not guarantees of quality. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk—The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest-rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. Rates of inflation have recently risen, which have adversely affected economies and markets. Rising inflation has caused the Federal Reserve and other central banks to take actions—including raising interest rates. The long-term impacts of such actions are not fully known at this time. Further actions from the Federal Reserve and other central banks, including increases or decreases in interest rates, may be forthcoming and are likely to have unpredictable adverse effects on economies and markets.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities such as less liquid, less transparent, less regulated and more volatile markets. These risks include risks related to unfavorable or unsuccessful government actions, reduction of government or central bank support, economic sanctions and potential responses to those sanctions, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, social instability, armed conflict, and other adverse market, economic, political and regulatory factors, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

Emerging-Markets Securities Risk—The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater

30	Sanford C. Bernstein Fund II, Inc.

amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. Emerging markets typically have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a pandemic, climate change, or a natural disaster. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Derivatives Risk—The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. While hedging can guard against potential risks, there is also a risk that a derivative intended as a hedge may not perform as expected. In addition to other risks such as the credit risk of the counterparty (the party on the other side of the transaction), derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted as margin or collateral for derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives as well as additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Mortgage-Related Securities Risk—Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest-rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities. Asset-related securities entail certain risks not presented by mortgage-backed securities, including the risk that it may be difficult to perfect the liens securing any collateral backing certain asset-backed securities.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk—The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Management Risk—The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolio or cause the value of the Portfolio’s shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate

2024 Annual Report	31

Notes to Financial Statements (continued)

forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolio.

Illiquid Investments Risk—Illiquid investments risk exists when particular investments are difficult or impossible to purchase or sell, possibly preventing the Portfolio from purchasing or selling these securities at an advantageous price. In certain cases, governmental actions could prevent sales of securities or repatriation of proceeds. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid investments risk may be magnified in a rising interest-rate environment, where the value and liquidity of fixed-income securities generally go down.

Redemption Risk—The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolio’s net asset value (“NAV”) or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolio.

Market Risk—The Portfolio is subject to market risk, which is the risk that bond prices in general or in particular countries or sectors may decline over short or extended periods. Financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Governmental and quasi-governmental authorities and regulators throughout the world have provided significant support to financial markets in response to serious economic disruptions, including, but not limited to, buying stocks, providing direct capital infusions into companies, implementing new monetary programs, dramatically changing interest rates and through other market interventions. Government actions to support the economy and financial markets have resulted in a large expansion of government deficits and debt, the long-term consequences of which are not known. Rates of inflation have recently risen. The Federal Reserve, as well as certain foreign central banks have recently raised interest rates as part of their efforts to address rising inflation, and there is a risk that interest rates will continue to rise. Central bank, government or regulatory actions, including increases or decreases in interest rates, or actions that are inconsistent with such actions by different central banks, governments or regulators, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolio invests. From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could: increase the risk that the U.S. government may default on payments on certain U.S. government securities; cause the credit rating of the U.S. government to be downgraded or increase volatility in both stock and bond markets; result in higher interest rates; reduce prices of U.S. Treasury securities; and/or increase the costs of certain kinds of debt.

The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs on various categories of goods imported from the other country, restrictions on investment and adverse impacts on affected companies and securities. For example, the current political climate between the United States and China has intensified concerns about protectionist trade policies and a potential trade war between China and the United States. The United States has imposed tariffs and other trade barriers on Chinese exports and placed other restrictions on or barriers to investments in China. Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolio’s assets. The United States government has in the recent past acted to prohibit U.S. persons, such as the Portfolio, from owning, and required them to divest, certain Chinese companies designated as related to the Chinese military. There is no assurance that more such companies will not

32	Sanford C. Bernstein Fund II, Inc.

be so designated in the future, which could limit the Portfolio’s opportunities for investment and require the sale of securities at a loss or make them illiquid. Additionally, the Chinese government is involved in a territorial dispute with Taiwan; the risk of a forced unification with Taiwan by the Chinese government may adversely affect securities of Chinese, Taiwan-based and other issuers both in and outside the region. If the political climate between the United States, China and other countries in Asia continues to deteriorate, economies and markets may be adversely affected.

Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union; potential trade imbalances with China or other countries; or sanctions or other government actions against Russia, other nations, or individuals or companies (or countermeasures taken in response to such sanctions), may contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict, including Russia’s military invasion of Ukraine and the conflict in Israel, Gaza and surrounding areas, terrorism, natural disasters (including the spread of infectious illness) and other circumstances in one country or region could have profound impacts on global economies or markets. Following Russia’s invasion of Ukraine commencing in February of 2022, the United States, the European Union and other countries instituted numerous sanctions against Russia and Belarus and certain companies and individuals. Russia in turn has taken a large number of retaliatory actions, some of which effectively froze Russian securities held by U.S. investors (including U.S. funds such as the Portfolio) and investors in other countries viewed as “unfriendly” by Russia, including securities represented by depositary receipts, effectively precluding the Portfolio from buying, selling, receiving or delivering those securities or accessing income received on such securities. Since then, Russian securities held by investors in the U.S. and other jurisdictions viewed as “unfriendly” by Russia have lost all, or nearly all, of their market value, and many other issuers, securities and markets have been adversely affected. The continued disruption of the Russian economy has had severe adverse effects on the region and beyond, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

Lower-rated Securities Risk—Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Cybersecurity Risk—As the use of the internet and other technologies has become more prevalent in the course of business, the Portfolio has become more susceptible to operational and financial risks associated with cybersecurity. Cybersecurity incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cybersecurity failures or breaches of the Portfolio or its service providers or the issuers of securities in which the Portfolio invests have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have those measures will be effective, particularly since the Portfolio does not control the cybersecurity defenses or plans of its service providers, financial intermediaries and companies in which it invests or with which they do business.

Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio or shareholder assets, Portfolio or customer data (including private shareholder information), or proprietary information, or cause a Portfolio, the Adviser, and/or the Portfolio’s service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. A Portfolio and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting

2024 Annual Report	33

Notes to Financial Statements (continued)

third-party service providers. Cybersecurity incidents may result in financial losses to such Portfolio and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE 6.	Capital-Share Transactions

Share transactions for the years ended September 30, 2024 and September 30, 2023, were as follows:

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/24	YEAR ENDED 9/30/23	YEAR ENDED 9/30/24	YEAR ENDED 9/30/23

Shares sold	12,771,067	5,757,700	$163,794,615	$74,532,918

Shares issued to shareholders on reinvestment of dividends and distributions	2,043,452	1,606,513	26,156,909	20,634,623

Shares redeemed	(10,350,616)	(9,651,872)	(132,167,947)	(123,627,173)

Net increase (decrease)	4,463,903	(2,287,659)	$57,783,577	$(28,459,632)

NOTE 7.	Line of Credit

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended September 30, 2024.

NOTE 8.	Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848)—Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE 9.	Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

34	Sanford C. Bernstein Fund II, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of Intermediate Duration Institutional Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Intermediate Duration Institutional Portfolio (the “Portfolio”) (the only series constituting Sanford C. Bernstein Fund II, Inc. (the “Fund”)), including the portfolio of investments, as of September 30, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (the only series constituting Sanford C. Bernstein Fund II, Inc.) at September 30, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

November 26, 2024

2024 Annual Report	35

2024 Federal Tax Information (Unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended September 30, 2024. For foreign shareholders, 84.14% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2025.

36	Sanford C. Bernstein Fund II, Inc.

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of Sanford C. Bernstein II, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of Bernstein Intermediate Duration Institutional Portfolio (the “Fund”) at a meeting held in-person on July 30-31, 2024 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2022 and 2023 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the

2024 Annual Report	37

profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests. The directors noted that shares of the Fund are distributed exclusively through a subsidiary of the Adviser, and that such subsidiary receives fees from its clients in connection with its services. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended May 31, 2024 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and discussed with the Adviser the reasons it was above the median. They also noted the Adviser’s total rate of compensation, taking into account the impact of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the

38	Sanford C. Bernstein Fund II, Inc.

Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Fund in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The expense ratio of the Fund was based on the Fund’s latest fiscal year and reflected the impact of the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was lower than the median of a peer group and equal to the median of a peer universe. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the Fund’s fee rate on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

2024 Annual Report	39

Distributor

SANFORD C. BERNSTEIN FUND II, INC.

66 HUDSON BOULEVARD EAST NEW YORK, NY 10001

(212) 756-4097

SCBII-2038-0924

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

There were no disagreements with accountants during the reporting period.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

At a Special Meeting held on July 18, 2024, shareholders of the Intermediate Duration Institutional Portfolio (the “Fund”), a series of the Sanford C. Bernstein Fund II, Inc., elected Directors in connection with the establishment of a single, unitary board (“Unitary Board”) responsible for overseeing mutual funds, exchange-traded funds and certain closed-end investment companies sponsored and advised by the Adviser. In connection with the establishment of the Unitary Board, Ms. Jacklyn and Messrs. Downey and Turner will retire as Directors effective December 31, 2024, and Mr. Erzan will resign as a Director effective December 31, 2024, but will continue to serve as President and Chief Executive Officer of the AB Funds. Shareholders of the Fund elected four individuals to serve as Directors effective January 1, 2025 (the “Directors-Elect”), who will serve on the Unitary Board with current Directors Mses. Loeb and McMullen and Messrs. Bermudez and Moody. The number of votes cast for, against and withheld, as well as the number of abstentions and broker non-votes with respect to the election of each nominee for office is included below.

Director:	Voted For	Withheld Authority	Abstained	Broker Non-Votes
Jorge A. Bermudez	29,929,857.877	0	0	N/A
Alexander Chaloff	29,929,857.877	0	0	N/A
R. Jay Gerken	29,929,857.877	0	0	N/A
Jeffrey R. Holland	29,929,857.877	0	0	N/A
Jeanette W. Loeb	29,929,857.877	0	0	N/A
Carol C. McMullen	29,929,857.877	0	0	N/A
Garry L. Moody	29,929,857.877	0	0	N/A
Emilie D. Wrapp	29,929,857.877	0	0	N/A

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Aggregate remuneration paid to all Directors and advisory board members are included within the Financial Statements under Item 7 of this Form N-CSR.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Statement regarding basis for Approval of Investment Advisory Contract included within the Financial Statements under Item 7 of this Form N-CSR.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY OF AND AFFILIDATED PURCHASERS.

Not applicable to the registrant.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 16. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable to the registrant

ITEM 19. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

19(a)(1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

19(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

19(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

19(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Sanford C. Bernstein Fund II, Inc.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	November 29, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	November 29, 2024

By:	/s/ Stephen M. Woetzel
Stephen M. Woetzel
Treasurer and Chief Financial Officer

Date:	November 29, 2024